EXHIBIT 99.2


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      GENERAL ELECTRIC CAPITAL CORPORATION
                     ---------------------------------------

                          JCP MASTER CREDIT CARD TRUST
                     --------------------------------------

                        9.625% ASSET BACKED CERTIFICATES
                                    SERIES C
                               CUSIP NO. 466115AC6

         Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated October 15, 1997, and Amendment No. 2 dated as of October 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables, Inc., J.C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain information for each Series each month regarding current distribu- tions to Certificateholders of such Series and the performance of the JCPMaster Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of March 15, 2000, and with respect to the performance of the Trust during the month of February, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other infor- mation is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.       Information Regarding the Current Monthly Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount) for this Series.
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
         1.       The total amount of the distribution to Certificateholders per
                  $1,000 original Certificate Principal amount ................     $      0.00

         2.       The amount of the distribution set forth in paragraph 1 above allocable to Certificate Principal, per $1,000 original
                  Certificate Principal amount.................................     $      0.00



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         3.       The amount of the distribution set forth in paragraph 1 above allocable to Certificate Interest, per $1,000 original
                  Certificate Principal amount.................................     $      0.00


B. Information Regarding the Funding Accounts (Stated on the Basis of $1,000 Original Certificate Principal Amount) for this Series.


         1.       The total amount on deposit in the Principal Funding Account allocable to Certificate Principal per $1,000 original
                  Certificate Principal amount.................................     $  1,000.00

         2.       The total amount on deposit in the Interest Funding Account allocable to Certificate Interest, per $1,000 original
                  Certificate amount...........................................     $      0.00

C.       Information Regarding the Performance of the Trust.

         1.       Collection of Principal Receivables

                  (a)      The aggregate amount of Collections of Principal
                           Receivables processed which were allocated in respect
                           of the Certificates of this
                           Series..............................................     $      0.00

                  (b)      The Discounted Percentage in respect of the
                           Collections of Principal Receivables set forth in
                           paragraph 1.(a) above...............................           0.00%

                  (c)      The net amount of Collections of Principal
                           Receivables processed which were allocated in respect
                           of the Certificates of this Series..................     $      0.00

         2.       Collection of Finance Charge Receivables

                  (a)      The aggregate amount of Collections of Finance Charge
                           Receivables processed which were allocated in respect
                           of the Certificates of this
                           Series..............................................     $      0.00


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                  (b)      The aggregate amount of Discount Option Receivable
                           Collections which were allocated in respect of the
                           Certificates of this Series.........................     $      0.00

                  (c)      The aggregate amount of Collections of Finance Charge
                           Receivables processed in respect of the Certificates
                           of other Series which were allocated in respect of
                           the Certificates of this Series.....................     $      0.00

                  (d)      The net amount of Collections of Finance Charge
                           Receivables which were allocated in respect of the
                           Certificates of this Series.........................     $      0.00

         3.       Net Recoveries

                           The aggregate amount of Net Recoveries which were
                           allocated in respect of the Certificates of this
                           Series..............................................     $      0.00

         4.       Principal Receivables in the Trust

                  (a)      The aggregate amount of Principal Receivables in the
                           Trust as of the end of the day on the last day of
                           such month (which reflects the Principal Receivables
                           represented by the JCPR Amount and by the Aggregate
                           Investor Amount).................................... $ 1,450,167,310

                  (b)      The amount of Principal Receivables in the Trust
                           represented by the Aggregate Investor Amount as of
                           the end of the day on the last day of such month
                           .................................................... $   837,570,704

                  (c)      The Aggregate Investor Amount set forth in paragraph
                           4(b) above as a percentage of the aggregate amount of
                           Principal Receivables set forth in paragraph 4(a)
                           above...............................................          57.76%

                  (d)      The Aggregate Investor Amount for this Series as a
                           percentage of the aggregate amount of Principal
                           Receivables in the Trust as set forth in paragraph
                           4(a) above..........................................           0.00%


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         5.       Delinquent Balances

                  The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                             Aggregate
                                                              Account
                                                              Balance
                                                              -------

                  (a) 1 month:........................... $ 38,111,156
                  (b) 2 months:..........................   14,062,011
                  (c) 3 months:..........................   10,290,471
                  (d) 4 months:..........................    8,619,919
                  (e) 5 months:..........................            0
                  (f) 6 or more months:..................            0
                                                   Total: $ 71,083,557

         6.       Investor Default Amount

                  The aggregate amount of the Investor Default Amount which was allocated in respect of the Certificates of this
                  Series.......................................................     $      0.00

         7.       Investor Charge Offs; Reimbursement of Charge Offs

                  (a)      The aggregate amount of Investor Charge Offs which
                           was allocated in respect of the Certificates of this
                           Series..............................................     $      0.00

                  (b)      The amount of the Investor Charge Offs set forth in
                           paragraph 7(a) above, per $1,000 original Certificate
                           Principal amount (which will have the effect of
                           reducing pro rata, the amount of each
                           Certificateholder's investment) allocated to this
                           Series..............................................      $     0.00

                  (c)      The aggregate amount reimbursed to the Trust in the
                           current month from drawings under the Letter of
                           Credit in respect of Investor Charge Offs in prior
                           months..............................................     $      0.00


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                  (d)      The amount set forth in paragraph 7(c) above, per
                           $1,000 original Certificate Principal amount (which
                           will have the effect of increasing, pro rata, the
                           amount of each Certificateholder's investment)
                           allocated to this Series............................     $      0.00

         8.       Investor Monthly Servicing Fee

                  The amount of the Investor Monthly Servicing Fee for this
                  Series for the preceding Monthly Period payable by the Trust
                  to the Servicer..............................................     $      0.00

         9.       Investor Monthly Facility Fee

                  The amount of the Investor Monthly Facility Fee for this
                  Series for the preceding Monthly Period payable by the Trust
                  to JCPR......................................................     $      0.00

         10.      Available L/C Amount

                  The Available L/C Amount as of the close of business on the
                  Distribution Date specified above for this
                  Series.......................................................     $      0.00

D.       The Pool Factor.

                  The Pool Factor (which represents the ratio of the Adjusted
                  Investor Amount for this Series as of the end of the last day of such month to the applicable Initial Investor Amount). (The amount of a Certificateholder's pro rata share of the Investor
                  Amount can be determined by multiplying the original
                  denomination of the Holder's Certificate by the Pool Factor)
                  .............................................................       0.0000000

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                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as Servicer



                                      By:   /s/ Michael W. Towe
                                         --------------------------------------
                                         Name:  Michael W. Towe
                                         Title: Attorney-in-Fact








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